Exhibit 10.16

[*] = Text Omitted and Filed Separately with the Securities and Exchange Commission. Confidential Treatment Requested under 17 C.F.R. Sections 200.80(b)(4) and 230.406.

PRODUCT SUPPLY AGREEMENT

This Product Supply Agreement (“Agreement”) is between Seagate Technology LLC (“Seagate”) and the supplier identified below (“Supplier”). The individuals signing this Agreement represent that they are authorized to sign on behalf of their companies.

Seagate Technology LLC		eASIC Corporation

Signature:	/s/ Bruce A. Sanders	Signature:	/s/ Ronnie Vasishta
Print Name:	Bruce A. Sanders	Print Name:	Ronnie Vasishta
Title:	Vice President	Title:	President and CEO
Date:	06/28/2010	Date:	05/24/2010
Address for Notices to Seagate:	Attn: Corporate Contracts Mailstop SV15A2 Seagate Technology LLC 920 Disc Drive Scotts Valley, CA 95066	Address for Notices to Supplier:	Attn: Ronnie Vasishta 2585 Augustine Drive Suite 100 Santa Clara, CA 95054 ronnie@eASIC.com
Phone No.:	(831) 439-7288	Phone No.:	408-855-9200
Fax No.	(831) 438-7132	Fax No.	408-855-9201

Effective Date:
Expiration Date:
Agreement #:	80364

The parties agree as follows:

1.	PRODUCT ORDERS

1.1 Product and Price List. Exhibit A provides a list of products (“Products”) that Seagate may purchase from Supplier and the prices that Supplier will charge. Seagate and Supplier may update the price list from time to time by agreement to reflect changes to the Products or prices.

1.2 Purchase Orders. Seagate will order Product by submitting purchase orders to Supplier. Seagate’s purchase orders will contain, at a minimum: (a) Product description; (b) quantity; (c) price; (d) Seagate’s ship-to and bill-to addresses; (e) requested delivery date; and (f) an indication whether the Product is subject to sales tax. Seagate may issue two types of purchase orders, “discrete” purchase orders and “blanket” purchase orders, as described below:

(a) Discrete Purchase Orders. A discrete purchase orders is an order for a discrete amount of Product to be delivered on a specified delivery date. Discrete purchase orders are firm commitments by Seagate, but may be cancelled or rescheduled as specified in this Agreement.

(b) Blanket Purchase Orders. A blanket purchase order is an order for an amount of Product to be determined in the future and to be delivered over a period of time. Seagate uses blanket purchase orders as an administrative convenience to track orders and to give Supplier a reference number for invoicing. Blanket purchase orders are treated as forecasts only and are non-binding on Seagate.

1.3 Order Acceptance. All orders placed under this Agreement, will be deemed accepted by Supplier unless Supplier notifies Seagate in writing to the contrary within 24 hours after receiving the order. Supplier will accept (by issuing an order acknowledgement) or reject (which may be via e-mail) a Purchase Order within 24 hours after receipt. If no acceptance or rejection is given with 24 hours, then Seagate will contact Supplier to confirm receipt of the Purchase Order.

1.4 This Agreement Controls. If the terms of this Agreement contradict the terms of any purchase order or order acceptance, the terms of this Agreement will take precedence. No boilerplate terms in either party’s order-tracking documents will apply.

1.5 Right to Incorporate and Resell. Seagate may incorporate the Products into Seagate products and may resell the Products in any market Seagate elects.

2.	PRICING

2.1 Best-In-Class Prices. The Product prices offered by Supplier shall be not less favorable than prices charged by Supplier for comparable products sold to other customers under the same terms and conditions that apply to the Products sold to Seagate. Limited promotional programs and demos and sample products are excepted from this provision.

2.2 Third Party Purchasers. Seagate’s Contract Manufacturer may purchase Products directly from Supplier at the same prices as set forth in this Agreement, so long as the Contract Manufacturer purchases the products to incorporate into Seagate products; provided that (i) at Supplier’s option, Seagate and Supplier will make arrangements to mask the prices being paid by Seagate; (ii) the purchases of Products by Seagate’s Contract Manufacturer will apply against the Committed DELFOR and Long-Term Forecasts hereunder, and (iii) the payment terms between Supplier and Seagate’s Contract Manufacturer will be negotiated between them. Seagate agrees that Supplier may, if after notice to Seagate and a reasonable time to cure, withhold delivery of product to Contract Manufacturers who are delinquent in payment or in breach of other terms of the terms so agreed. Seagate’s affiliates that control, are controlled by, or are under common control with Seagate may purchase Products under this Agreement directly from Supplier at the same best in class prices and terms as described above. Unaffiliated third parties are not beneficiaries under this Agreement and are not entitled to enforce this Agreement against either party. Supplier is responsible for entering into separate agreements with any unaffiliated third parties.

2.3 Cost Reductions. Supplier will work with Seagate to reduce the costs and expenses to make and deliver the Products to Seagate. If the costs or expenses decrease, Supplier and Seagate will address any price changes.

2.4 Audit. Seagate may have a third party audit Supplier’s records to confirm that Supplier is in compliance with Section 2.1. Supplier may mask the identities of other customers to comply with its obligations of confidentiality. Seagate will give Supplier reasonable notice before any audit, and will bear the cost of the audit. If the audit discloses that Supplier has not complied with this Section 2.1, Supplier will immediately refund Seagate the difference in the amount it should have charged Seagate; and Supplier will also reimburse Seagate for the cost of the audit.

3.	SHIPMENT AND DELIVERY

3.1 Incoterms. Unless specified otherwise on Exhibit A, Supplier will ship all Products to Seagate “DDU DESTINATION.”

(a) The term DDU means Delivered Duty Unpaid, as defined in International Chamber of Commerce, Incoterms 2000. Supplier will pay the costs and bear the risk of loss for any warehousing before delivery to the destination.

(b) The destination will always be the incoming dock at Seagate’s factory, regardless of whether the Products are shipped through an intermediary cross-dock facility, or stored in a “just in-time” warehouse or vendor managed inventory before delivery to the incoming dock at Seagate’s designated subcontractor.

3.2 Just-in-Time Warehouse and Supplier Managed Inventory. If requested by Seagate, Supplier will establish a “just-in-time” inventory delivery system in a Seagate-designated warehouse (“JIT

[*] = Text Omitted and Filed Separately with the Securities and Exchange Commission. Confidential Treatment Requested under 17 C.F.R. Sections 200.80(b)(4) and 230.406.

Warehouse”) or a “vendor managed inventory” stocking location system at a Seagate-designated location on Seagate’s premises (“SMI Stocking Location”) where Supplier will maintain an inventory of its Products. Supplier will be responsible for the costs and risk of loss for its Products at the JIT Warehouse or SMI Stocking Location. Seagate will determine a minimum level of inventory of Products to be maintained in the JIT Warehouse or SMI Stocking Location. Supplier will replenish the JIT Warehouse or SMI Stocking Location to the minimum inventory levels as Seagate pulls Products from either location. After receiving Seagate’s notice to pull Product, Supplier will have Products shipped from the JIT Warehouse or SMI Stocking Location to Seagate.

3.3 Import and Export Formalities. If Products will be exported or imported before arriving at Seagate’s final ship-to destination, Supplier will be the exporter of record and will be responsible for performing all export formalities; Seagate will be the importer of record and will be responsible for performing all import formalities. For imports to the United States, Supplier will provide the customs clearance documentation specified in Exhibit B.

3.4 On-Time Delivery. Supplier will deliver Products to Seagate on the delivery date specified in Seagate’s order. If Supplier does not deliver any Product within one day of the scheduled delivery date, then Seagate may require Supplier to ship Product by an expedited mode of transportation at Supplier’s expense. Alternatively, Seagate may purchase substitute product and charge Supplier any additional cost incurred, including the difference between a higher price charged for the substitute product and the price Seagate would have paid to Supplier for the Product.

3.5 Packaging and Marking. Supplier will mark the Products for shipment as designated by Seagate. Supplier will package the Products for shipment in accordance with standard commercial practices acceptable to common carriers at the lowest shipping rate available. Supplier’s shipping containers must display: (a) the date of shipment; (b) Seagate’s order number; (c) the Product part number; (d) the Product revision level and lot number; and (e) the quantity in the container.

3.6 Global Supply Chain Security Program Participation. Supplier will complete Seagate’s Supplier Survey as requested by Seagate. In the event that Supplier begins volume shipments of Product into the United States, upon request of Seagate Supplier agrees to pursue Customs-Trade Partnership Against Terrorism (“C-TPAT”) compliance. Seagate will notify Supplier of any change in its shipping locations that would impact this paragraph.

4.	INVOICING AND PAYMENT

4.1 Invoices and Payment Terms. Supplier may invoice Seagate with each delivery, but not more frequently than as designated by Seagate’s local finance department. Payment will be due [*] days from the date Seagate receives the invoice. Seagate’s local finance department may designate specific days of the month as deadlines for submitting invoices. If Supplier submits its invoice after the local invoice deadline, then the invoice will not be deemed received by Seagate until the next invoice deadline.

4.2 Right to Offset. Seagate may offset against payments due to Supplier any amounts due to Seagate from Supplier.

5.	PRODUCT SPECIFICATIONS AND CHANGES

5.1 Product Specifications. Supplier will comply with the Product descriptions and specifications referenced in Exhibit C, and any other agreed upon specifications, standard operating procedures, or processes furnished or adopted by Seagate (collectively the “Specifications”).

5.2 Specification Changes. Supplier may not change the form, fit, or function of any Product, or its manufacturing process or manufacturing location, without Seagate’s prior written approval. Seagate may change the Specifications at any time. Supplier will use commercially reasonable best efforts to comply with the changes. If Supplier

[*] = Text Omitted and Filed Separately with the Securities and Exchange Commission. Confidential Treatment Requested under 17 C.F.R. Sections 200.80(b)(4) and 230.406.

believes that a change will require an adjustment in Supplier’s costs or time for performance, then Supplier must request the adjustment in writing within three weeks of receiving Seagate’s change notice. Supplier shall not be required to implement the change until the Parties have agreed on revised terms.

5.3 Product Information. Supplier will provide the following information regarding the Products to Seagate upon request:

(a) a bill of materials that includes all material used in manufacturing or assembly processes;

(b) a list of component and process sub-suppliers;

(c) a complete diagram flow chart for all Products with lead-time identified for key process steps; and

(d) a description of the Product manufacturing process and a list of the equipment used in the manufacturing process.

5.4 Seagate Property. Supplier will return to Seagate any tools, drawings, or other materials provided by Seagate at the termination of this Agreement or upon Seagate’s request.

6.	FORECASTS, CAPACITY PLANNING, AND FLEXIBILITY

6.1 Forecasts. Seagate will provide a thirteen week rolling forecast (“Delfor”) and a long term forecast to Supplier. Other than the quantities in the Delfor within Lead Time and the Upside Flexibility quantities maintained per Exhibit E which are binding, Seagate’s forecasts are not binding on Seagate. Supplier will secure and allocate capacity in accordance with the Delfor accepted by Supplier. Supplier will treat any Blanket Purchase Order issued by Seagate as a forecast for purposes of allocating capacity. Lead Time refers to the agreed upon number of weeks required from Order placement to the time Product is made available for shipment.

6.2 Capacity Planning. Supplier will provide a written notice to Seagate within two working days after receiving Seagate’s forecasts, confirming it will meet Seagate’s forecasts. Supplier will notify Seagate immediately if it is unable to meet any forecast. Supplier will procure and maintain all necessary equipment, personnel, facilities, and other materials required to manufacture Products according to the Specifications in volumes sufficient to meet Seagate’s forecasts. At Seagate’s request, Supplier will meet with Seagate to plan Supplier’s capacity.

6.3 End-of-Life Capacity. Supplier will give Seagate at least 12 months’ before it stops accepting orders for any Product. During the 12-month notice period, Seagate may continue to place orders for the discontinued Product. Seagate may schedule deliveries of the discontinued Product for up to six months after the last date that Supplier will accept orders. In the event that eASIC intends to discontinue the manufacture and/or sale of any Product, eASIC will give at least twelve (12) months prior written notice to Seagate. During such period (“Discontinuance Period”) Seagate may place end-of-life orders for such Product, provided, that the last delivery date shall not be later than six (6) months after the end of the Discontinuance Period.

7.	PRODUCT WARRANTY

7.1 Warranty Period. The warranty period for the Products will be 5 years from the date of delivery to Seagate unless a different warranty period is specified in Exhibit A.

7.2 Warranties Terms. During the warranty period Supplier warrants the following:

(a) The Products will fully comply with the Specifications;

[*] = Text Omitted and Filed Separately with the Securities and Exchange Commission. Confidential Treatment Requested under 17 C.F.R. Sections 200.80(b)(4) and 230.406.

(b) The Products will fully comply with Seagate’s Product Stewardship Requirements;

(c) The Products will be free from defects in material, workmanship and design;

7.3 Warranty Remedies. If the Products do not meet the warranties, Seagate may elect one or more of the following remedies:

(a) Seagate may require Supplier to repair or replace the Products;

(b) Seagate may return the Products to Supplier at Supplier’s expense for a full refund;

7.4 Remedies Exclusive. The remedies listed above are exclusive and in lieu of all other remedies available to Seagate in law or equity. Subject to Section 6.3 of this Agreement, the obligation to provide repaired or replacement Products during the warranty period continues whether or not Supplier has discontinued manufacturing the Products.

8.	RELIANCE ON SUPPLIER

8.1 Advice Regarding Intended Use. Supplier will assign personnel to work directly with Seagate who are reasonably qualified to advise Seagate in the selection and use of Supplier’s Products. In the event that during the development of a Product, the assigned Supplier personnel for such Product has knowingly formed the conclusion that there will be material issue in Seagate’s use of such Product, then the Supplier Product Manager will promptly inform the Seagate Product Manager of the same in writing.

8.2 Return of Product. If a Product does not function properly in the manner in which it is used by Seagate, and if Seagate provided sufficient information to Supplier regarding Seagate’s intended use for the Product such that Supplier should have known that the Product would not function properly, then Seagate may return the Product to Supplier as non-conforming, even if the Product meets the Specifications.

8.3 Limits on Reliance. Supplier will have no obligation to accept return of non-conforming Products under this Section 8, if Seagate does not disclose sufficient information about its intended use of Products, or if Supplier warns Seagate in writing of a potential problem with Seagate’s intended use of Products and Seagate disregards Supplier’s warnings.

9.	ONGOING QUALITY AND RELIABILITY

9.1 Manufacturing Process Inspections. Supplier will cooperate with Seagate and use its commercially reasonable best efforts to facilitate Seagate’s inspection (at Seagate’s expense) of Supplier’s third party manufacturing locations, warehouses, and other facilities during normal business hours with reasonable notice to Supplier. Supplier will provide Seagate with its own inspection, quality and reliability data upon request.

10.	INDEMNIFICATION AND DEFENSE

10.1 General Indemnification. Each party will defend and indemnify the other and that party’s affiliates, directors, employees and contractors (collectively “Indemnitees”) against any claim or action brought by a third party against an Indemnitee arising from (a) an allegation of the indemnitor’s negligence or willful misconduct; or (b) Supplier’s failure to comply with Seagate’s Product Stewardship Requirements.

10.2 Infringement Indemnification. Supplier will defend and indemnify each Indemnitee against any claim or action brought by a third party against an Indemnitee, alleging that a Product infringes a patent, copyright, trademark, trade secret, trade name, trade dress, mask work or other intellectual property right.

10.3 Seagate’s Obligations. Seagate must promptly notify Supplier of the claim or action and give reasonable assistance and cooperation to Supplier in the defense of the claim or action.

10.4 Payment of Damages and Defense Costs. Supplier will pay all damages awarded or agreed to in settlement against an Indemnitee. Supplier will pay all reasonable costs incurred by an Indemnitee in defending the claim or action. Supplier will not be obligated to pay damages to an Indemnitee to the extent

[*] = Text Omitted and Filed Separately with the Securities and Exchange Commission. Confidential Treatment Requested under 17 C.F.R. Sections 200.80(b)(4) and 230.406.

that the damages were caused by (a) an Indemnitee’s own willful misconduct; (b) an Indemnitee’s use of Supplier’s Products in combination with other products if the sole cause of the infringement is the other products; or (c) an Indemnitee’s modification to the Products made without Supplier’s knowledge.

11.	LIMITATION OF LIABILITY

11.1 Limitation of Amount of Liability. Except for liability arising under Exhibit F, neither party will be liable to the other, regardless of the basis of liability or the form of action, as follows: Seagate’s liability is limited to the total price paid by Seagate to Supplier, net of all discounts and refunds, over the 12-month period before the liability arose. Supplier’s liability shall not exceed for each occurrence, 3 times the amount paid or payable by Seagate to Supplier under the Agreement in respect of the defective part number in the 12 months preceding the claim giving rise to the liability or in the aggregate the amount paid or payable by Seagate to Supplier over the life of this Agreement.

11.2 Limitation of Type of Liability. Except for liability arising under Section 10 and Exhibit F, neither party will be liable for any consequential, incidental, indirect, special, economic, or punitive damages even if the other party has been advised of the possibility of such damages.

12.	TERM AND TERMINATION

12.1 Effective Date and Expiration Date. This Agreement is effective from the Effective Date through the Expiration date shown on the first page.

12.2 Renewal. After the Expiration Date, this Agreement will automatically renew for successive 1-year terms unless either party notifies the other party that they will not renew the Agreement at the end of the then-current term.

12.3 Termination for Convenience. Seagate may terminate this Agreement for any reason by providing 60 days prior written notice to Supplier.

12.4 Termination for Cause. Either party may terminate this Agreement immediately if (a) the other party breaches a material obligation of this Agreement that by its nature is incurable; (b) if the party breaches a material obligation that may be cured and the breach is not cured within 30 days after notice by the non-breaching party; (c) a receiver is appointed for the other party or its property; (d) the other party makes an assignment for benefit of its creditors; (e) proceedings are commenced by or for the other party under any bankruptcy, insolvency, or debtor’s relief law, or (f) the other party liquidates or dissolves its business or attempts to do so.

12.5 Effect of Termination or Expiration. Upon termination or expiration of this Agreement, its provisions will continue to apply to all undelivered orders that were accepted by Supplier while the Agreement was in force. Upon termination of this Agreement, Seagate will compensate Supplier as provided in Exhibit E.

13.	DISPUTE RESOLUTION

13.1 Good-Faith Negotiation. The parties will attempt to resolve any dispute relating to this Agreement through good-faith informal negotiation.

13.2 Mediation. If the parties are unable to resolve the dispute through good faith informal negotiation, they will participate in mediation before an agreed mediator from Judicial Arbitration and Mediation Services (“JAMS”). Either party may initiate mediation by providing a written request for mediation to the other party and to JAMS. The request must describe the dispute and the relief requested. The mediation will be scheduled within ten business days after the request. The mediation will take place at

[*] = Text Omitted and Filed Separately with the Securities and Exchange Commission. Confidential Treatment Requested under 17 C.F.R. Sections 200.80(b)(4) and 230.406.

a JAMS facility in California. The parties will cooperate with JAMS and with one another in selecting a mediator from a JAMS panel of neutrals, and in scheduling the mediation proceedings. The parties will participate in the mediation in good faith. The parties will bear their own expenses in mediation, but will share all fees to JAMS equally.

13.3 Equitable Relief Excluded. Either party may seek equitable relief to enforce the rights granted in Section 10 or to obtain a temporary restraining order or other provisional remedy to preserve the status quo or prevent irreparable harm.

13.4 Survival and Attorney’s Fees. This Section 13 will survive the Agreement’s termination or expiration. This Section 13 may be enforced by any court of competent jurisdiction, and a party seeking enforcement will be entitled to an award of all costs, fees and expenses, including attorney’s fees, to be paid by the party against whom enforcement is ordered.

14.	INSURANCE

14.1 Minimum Insurance Requirements. Supplier will maintain Commercial General Liability insurance of not less than $2,000,000 Combined Single Limit for Bodily Injury and Property Damage. Supplier’s general liability insurance must include coverage for broad form property damage, blanket contractual liability, advertising and personal injury liability, and products/completed operations. Supplier will also maintain Automobile Liability insurance with a combined single limit for Bodily Injury and Property Damage of not less than $1,000,000 per occurrence. Supplier may maintain a lesser limit of General Liability or Automobile Liability insurance if the policy, combined with Supplier’s Umbrella or Excess Liability policy, meets the respective minimum coverage limits for General Liability and Automobile Liability insurance required under this Agreement.

14.2 Workers’ Compensation and Employer’s Liability Insurance. If Supplier has employees or acquires employees during the term of this Agreement, then Supplier must maintain Workers’ Compensation insurance as required by statute; and Employer’s Liability insurance in not less than the amounts that follow (or as otherwise required by applicable state law). The policy must permit (or be endorsed to permit) Supplier’s waiver of insurer’s subrogation rights against Seagate and Supplier agrees to waive its subrogation rights.

(a) Bodily injury by accident	$500,000 per accident

(b) Policy limit by disease	$500,000 policy limit

(c) Bodily injury by disease	$500,000 per employee

14.3 Professional Liability Insurance. Supplier will maintain Professional Liability insurance, including acts, errors and omissions arising out of the rendering of, or failure to render, professional services related to this Agreement with coverage limits of no less than $3,000,000 per occurrence.

14.4 Proof of Insurance and General Requirements. Supplier’s required insurance must (a) respond as primary coverage concerning Supplier’s indemnity and insurance obligations under this Agreement and neither Seagate nor its insurers will be required to pay for any portion of such obligations; and (b) contain a standard cross liability endorsement or severability of interest clause. Supplier must provide Seagate with proof of insurance satisfactory to Seagate. Supplier will immediately notify Seagate of any material change in its insurance. Supplier’s certificate of insurance must provide that no cancellation of the insurance will be effective without ten days’ advance written notice to Seagate. In no event will any required insurance coverage or limits reduce Supplier’s obligations to Seagate under this Agreement.

[*] = Text Omitted and Filed Separately with the Securities and Exchange Commission. Confidential Treatment Requested under 17 C.F.R. Sections 200.80(b)(4) and 230.406.

15.	MISCELLANEOUS

15.1 Master Nondisclosure Agreement. The parties have entered into a Master Nondisclosure Agreement number 75226, and supplements thereto, which will govern disclosures of information between the parties.

15.2 Relationship of the Parties. Supplier and Seagate are independent contractors.

15.3 No Intellectual Property Rights Granted. Except as expressly provided, this Agreement does not grant either party any right to the other party’s patents, copyrights, trademarks, trade secrets, or other forms of intellectual property.

15.4 Assignment. Due to the nature of each party’s duties and Seagate’s reliance on Supplier’s performance in supplying Products, Seagate may assign this Agreement to any third party upon written notice to Supplier, without requiring Supplier’s consent. Supplier may assign this Agreement only with the prior written consent of Seagate. Provided, however, that the transfer of a controlling ownership interest in Supplier by way of merger, sale of capital stock or sale of all or substantially all of the assets of the business unit responsible for the production and sale of the Products shall be permitted without the prior consent of Seagate. Supplier will give notice to Seagate of an impending transfer of controlling ownership as soon as practicable and permissible under applicable law. This Agreement will be binding upon and will inure to the benefit of the parties and their permitted successors and assigns.

15.5 Compliance with all Laws. Supplier, and all Products supplied by Supplier and work performed by Supplier, must comply with all applicable laws and regulations in effect, including those governing environment, health and safety, and labor and employment practices. Supplier must require that its sub-suppliers also comply with all applicable laws and regulations in effect. Upon request, Supplier will certify that it complies with all applicable laws and regulations. Seagate may audit Supplier to confirm Supplier’s compliance with this Section.

15.6 Export Controls. Each party will comply with all applicable export, re-export and foreign policy controls and restrictions imposed by the U.S. and the country in which they are located, including the U.S. Export Administration Regulations. Supplier may not export, re-export or allow to be disclosed, any technical data received from Seagate or the product of any technical data to any person or destination to the extent prohibited by law.

15.7 English Language; Governing Law. English is the authoritative text of this Agreement, and all communications and proceedings must be conducted in English. If this Agreement is translated, then the English language version will control. The laws of the State of California, USA govern this Agreement, without regard to any conflicts of laws rules. The United Nations Convention on Contracts for International Sale of Goods does not apply to this Agreement.

15.8 Force Majeure. Neither party will be liable to the other if its performance is delayed by circumstances beyond its reasonable control. If a force majeure condition prevents Supplier’s performance for more than 60 days, then Seagate may terminate this Agreement or cancel any unfilled orders without liability owed to Supplier.

15.9 Severability; Survival. The terms of this Agreement are severable. If any term is unenforceable for any reason, then that term will be enforced to the fullest extent possible, and the Agreement will remaining in effect. All obligations that by their terms or nature survive termination of this Agreement will continue until fully performed.

[*] = Text Omitted and Filed Separately with the Securities and Exchange Commission. Confidential Treatment Requested under 17 C.F.R. Sections 200.80(b)(4) and 230.406.

15.10 Written Amendments; Electronic Business Transactions. This Agreement may be changed only by written amendment signed by both parties. The parties may exchange electronic documents in lieu of printed purchase orders, order acknowledgments, or forecasts. Supplier will comply with Seagate’s designated system of exchanging electronic documents and will bear its own costs to participate in the system. Neither party will contest the validity or enforceability of electronically transmitted purchase orders or order acknowledgments on the grounds that they fail to comply with the Statute of Frauds or similar laws requiring that contracts be in writing (such as UCC Section 2-201 or any state-law equivalent). Neither party is prohibited from asserting that an electronic document is invalid for any reason that would also invalidate a written document.

15.11 Entire Agreement; No Waiver; Notices. This Agreement and the documents referred to in it are the entire agreement of the parties with respect to this subject matter, superseding all prior or contemporaneous agreements. No failure or delay in exercising any right will be considered a waiver of that right. All notices and other communications must be delivered to the addresses designated on the first page of this Agreement.

[*] = Text Omitted and Filed Separately with the Securities and Exchange Commission. Confidential Treatment Requested under 17 C.F.R. Sections 200.80(b)(4) and 230.406.

EXHIBIT A

PRODUCT AND PRICE LIST

Pricing Effective:	From date to date

Product Description	Supplier Part No.	Seagate Part No.	Unit	Price
Overton	50344	100584428	1

[*] = Text Omitted and Filed Separately with the Securities and Exchange Commission. Confidential Treatment Requested under 17 C.F.R. Sections 200.80(b)(4) and 230.406.

EXHIBIT B

CUSTOMS CLEARANCE DOCUMENTATION

15.12 For Product that must be cleared through customs, Supplier must provide customs documentation (sometimes referred to as a “proforma invoice” or “customs invoice”) for the purpose of facilitating customs clearance. The customs documentation must be in English and must include the following information:

1. SHIPPING INFORMATION

15.13 Date of shipment;

15.14 Invoice number and shipment number;

15.15 Seagate purchase order number;

15.16 Shipper name and address;

15.17 Ship to party (name and address including attention party if available) and bill to party (name and address);

15.18 Customs Broker (name);

15.19 Shipments from all countries, except China or Hong Kong, using wood pallets must state the solid wood packing materials are totally free from bark, and apparently free from live plant pests”;

15.20 Shipments from China or Hong Kong, not using solid wood packing materials (“SWPM”) must state “this shipment contains no SWPM.” If SWPM is used, a separate Chinese or Hong Kong government issued certificate of fumigation is required”;

15.21 Name, contact information and signature of responsible individual - must be a responsible employee of the exporter who has knowledge or who can readily obtain knowledge of the transaction;

15.22 Incoterm and named place; and

15.23 Shipment gross weight.

2. PRODUCT INFORMATION

15.24 Description of Product, grade or quality, as well as marks, numbers, and symbols under which the Product is sold, if applicable - for product description, use generic terms by which each item is commonly known.

15.25 Product quantities, including quantity of Product per each individual package/box, the number of packages/boxes, the number per pallet, the number of pallets, and the corresponding weights – the information must be sufficiently detailed to enable identification and matching of Product in the shipment against line items on the shipping invoice;

15.26 Seagate part numbers

15.27 Country of origin (place of manufacture) by part and quantity

15.28 FCC ID number, if any

15.29 FDA accession number, if any; if the invoice contains multiple pages, each page must be number, preferably in the following format: X of Y pages

15.30 Product net weight

15.31 Product classification information including:

15.32 Harmonized Tariff Schedule number

15.33 Export Control Classification Number (ECCN)

3. PRICING INFORMATION

15.34 Unit purchase price and type of currency (if the merchandise is not purchased, the value or usual price in the country or exportation)

15.35 All charges upon the Product, itemized by name and amount, including freight, insurance, commission, cases, containers, coverings and cost of packing

15.36 Total purchase price and terms of payment — customs regulations require every shipping invoice accurately reflect the price to be paid by Seagate. The shipping invoices are used to declare the value of the imported Product for customs entry. Accordingly, 100% accuracy is required. Post-shipment price increases can render declarations inaccurate; therefore, price increases may not be applied to Product already shipped or in JIT or VMI inventories.

15.37 Any goods or services furnished to Supplier for the production of the Product not included in the invoice price (e.g. assists such as dies, molds, tools, engineering work) - however, goods or services furnished in the destination country are excluded.

[*] = Text Omitted and Filed Separately with the Securities and Exchange Commission. Confidential Treatment Requested under 17 C.F.R. Sections 200.80(b)(4) and 230.406.

EXHIBIT C

PRODUCT DESCRIPTION AND SPECIFICATIONS INCORPORATED BY REFERENCE

Document Title or Description	Document Number	Rev	Dated
General Semiconductor Specifications	[*]	[*]	[*]

[*] = Text Omitted and Filed Separately with the Securities and Exchange Commission. Confidential Treatment Requested under 17 C.F.R. Sections 200.80(b)(4) and 230.406.

EXHIBIT D

PRODUCT STEWARDSHIP REQUIREMENTS

SUPPLIER PRODUCT STEWARDSHIP REQUIREMENTS Hazardous Substance Restrictions and Reporting
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Exhibit E

Buffer Management & Liability

Upside Capacity. Seagate may increase Seagate’s requested quantities in the DELFOR at any time. Supplier must be able to meet requested Seagate increases in the scheduled quantities in the DELFOR for each Product cumulatively within each Lead Time period for each Product as follows:

Upside Capacity
Upside Capacity Amount Equals this Percentage of the sum of the scheduled quantities within Lead Time in the Committed DELFOR		Time Period During Which eASIC must make such Upside Capacity Amount Available for Delivery
20%		Between 0-2 weeks after increase request
20%		Between 2 weeks after increase request to end of Lead Time period

Supplier will make reasonable efforts to accommodate any requests for quantities above the Upside Capacity specified in this Exhibit.

Downside Flexibility. If Seagate reschedules the delivery of any Products outside of Lead Time Seagate must purchase the rescheduled quantity within [*] days and such quantity remains binding to Seagate. Without incurring any liability, Seagate may cancel orders for a Product to the extent that such order is not binding to Seagate as provided in this Agreement. Lead Time is subject to review by parties at quarterly capacity planning meetings, provided that any changes to Lead Time will require mutual written agreement of the parties. Subject to the terms and conditions of this Agreement, Seagate may cancel an order for a product that is binding to Seagate as provided in this Agreement, subject to payment of the following cancellation charges:

Stage of Completion at Time of Cancellation Notice	Cancellation Charges (Percentage of Exhibit A’s Price Per Unit)
Finished Goods	[*]
Final Test	[*]
Assembly	[*]
Die Bank	[*]
Fab	[*]

[*] = Text Omitted and Filed Separately with the Securities and Exchange Commission. Confidential Treatment Requested under 17 C.F.R. Sections 200.80(b)(4) and 230.406.

EXHIBIT F

QUALITY STANDARDS

Commitment to Seagate’s Quality Requirements

1.	Product Stewardship Requirements. Seagate’s current Product Stewardship Requirements are referenced in Exhibit D. Seagate will update the Product Stewardship Requirements from time to time and these will be updated by agreement of Supplier. Supplier must promptly notify Seagate if any of its Products include chemicals or compounds in amounts that exceed the threshold amounts listed in the Product Stewardship Requirements and work with Seagate to become into compliance. Each shipment of Products to Seagate will constitute a certification by Supplier that the Products shipped meet the agreed upon Product Stewardship Requirements. Upon Seagate’s request, Supplier will provide sufficient documentation to Seagate to show that the Products conform to the Product Stewardship Requirements. Supplier will maintain processes and policies designed to protect the environment and employee health and safety at any facility where services related to this Agreement are performed.

2.	ISO 9001 Certification. Supplier must have a total quality system in place that meets ISO 9001 certification requirements.

3.	Corrective Action. Whenever a Product does not perform as warranted, Seagate may request that Supplier implement a containment plan within 72 hours after the failure. Supplier must provide Seagate with a detailed failure analysis identifying root cause as soon as practicable after the failure. Supplier will work with Seagate to determine the effect of the failures on Seagate’s products and customers; and Supplier will implement a corrective action plan that is acceptable to Seagate to eliminate the effect of the failures on Seagate’s products and customers. Supplier will maintain the effectiveness of all corrective actions implemented as well as apply these corrective actions to other Products when and where applicable.

4.	Epidemic Failure; Product Recall. In addition to the warranty obligations above in Section 7, Supplier will be obligated to remedy any Epidemic Failure of Products. An Epidemic Failure will be defined as the occurrence of multiple failures of the same Products failing to perform as warranted due to the same root cause, to the extent that the failure rate of the Products exceeds [*] of the Products shipped within a four week period. In the event of an Epidemic Failure, as confirmed by failure analysis by Supplier, Supplier will pay for Seagate’s reasonable, direct, out-of-pocket costs associated with replacing Product which is the subject of the Epidemic Failure. In addition, Supplier will: (a) immediately cease selling all Products that may evidence the Epidemic Failure, (b) develop and incorporate a remedy for the Epidemic Failure in the affected Products, and (c) replace all failing Products per the terms of the warranty in Section 7.

5.	Supplier’s total financial liability for Epidemic Failure (aggregating claims from all Seagate locations and third party contractors) shall not exceed the sum of the amount equal to 3 times the amount paid by Seagate to Supplier under this Agreement in respect of the defective part number in the 12 months preceding the claim giving rise to the liability, up to a maximum aggregate total of the amount paid or payable by Seagate to Supplier over the life of this Agreement.

6.	Failure Rate. With respect to each Product, Supplier will comply with the failure rate limit(s) set forth below. Supplier will report to Seagate the failure rates for each Product on a monthly basis. If the actual failure rate for any Product exceeds the goal, then Supplier will designate a team that will determine the root cause of the failure and will report to Seagate at weekly meetings until the actual failure rate for the Product is below the goal.

6.1	Annualized Return Rate (“ARR”). The permitted ARR for each Product will be less than [*]%.

6.2	Intrinsic Failure Rate. The intrinsic failure rate (IFR), which is a measure of long-term reliability, [*], where “FIT” is defined as the number of failures per billion hours of operation under normal conditions.

6.3	Early Failure Rate Defective Parts Per Million (“DPPM”). The early failure rate DPPM, which represents the line fallout in Seagate’s printed circuit board assembly, substrate, media and drive build factories, will be less than [*]. Supplier will demonstrate the early failure rate DPPM by performing appropriate accelerated life testing on a statistically significant number of parts, which are representative of the fabrication and package assembly processes. If the Supplier’s process is not in control, then a 100% test screen under appropriate environmental stress conditions may be required to achieve the desired reliability level.

6.4	Defective Parts Per Million (“DPPM”). During the volume production phase, the DPPM will be [*] or less.

7.	Even if a Product passes Seagate’s initial drive qualification testing and meets the Specifications during the Product qualification procedure, the Product will be deemed to have failed Seagate’s Quality Standards if any Seagate disc drive incorporating the Products fails to achieve its specifications and the failure is proven to be attributable to the incorporated Products. When material does not meet Seagate’s Quality Standards, Supplier is expected to make commercially reasonable efforts to assist Seagate in satisfying Seagate’s overall quality objectives and in re-qualifying the Product for use by Seagate. Commercially reasonable efforts may include, but are not limited to, repair, replacement with new Product, or return of Product with full credit in accordance with terms of this Supply Agreement.

To meet Seagate’s Quality Standards, Supplier agrees:

(a)	To produce Product in accordance with all applicable and mutually agreed upon Seagate Specifications and all documents referenced in Specifications, including but not limited to Exhibit C, Receiving Inspection and Testing Procedure, Discrepant Material Procedure, and General Inspection Plan (GIP) Procedures;

(b)	To provide, at Seagate’s request, actual performance metrics;

(c)	To comply with DPPM levels as mutually agreed in writing by Supplier and Seagate;

(d)	To implement a Six Sigma program upon the request and assistance of Seagate in accordance with Seagate’s implementation goals;

(e)	To conduct ongoing reliability testing of product families as defined by Seagate’s General Semiconductor Specification, 64902200, rev N.; and

(f)	To meet Seagate’s Quarterly Business Review Scorecard Acceptance Level as defined by Seagate’s Materials department and Supplier Quality Engineering department.

Seagate may change its Quality Standards with [*] days’ prior written notice to Supplier. Supplier will use commercially reasonable efforts to comply with the Quality Standards change requests and provide Seagate with a plan to implement the Quality Standards changes, or an alternate proposal subject to Seagate’s written approval, within 30 days.

[*] = Text Omitted and Filed Separately with the Securities and Exchange Commission. Confidential Treatment Requested under 17 C.F.R. Sections 200.80(b)(4) and 230.406.

AMENDMENT NO. 1

TO PRODUCT SUPPLY AGREEMENT

This Amendment No. 1 (this “Amendment”) to Product Supply Agreement is entered into by Seagate Technology LLC (“Seagate”) and eASIC Corporation (“Contractor”). Seagate and Contractor previously entered into the Product Supply Agreement identified as Seagate Agreement No. 80364 (the “Agreement”).

Seagate: Seagate Technology LLC Attention: Corporate Contracts Mail Stop: CPCA 03C16 10200 South De Anza Boulevard Cupertino, CA 95014		Contractor: eASIC Corporation 2585 Augustine Drive Suite 100 Sanata Clara, CA 95054

Authorized Signature	/s/ Bruce A. Sanders	Authorized Signature	/s/ Ronnie Vasishta
Print Name:	Bruce A. Sanders	Print Name:	Ronnie Vasishta
Title:	VP Global Material	Title:	President & CEO
Date	06/02/2014	Date	05/30/2014

Underlying Ref. No.:	80364
Amendment Ref. No.	151062
Amendment Effective Date:	May 23, 2014

The parties agree to amend the Agreement as follows:

1.	AMENDMENTS

1.1     12.1 Effective Date and Expiration Date. This section is deleted in its entirety and replaced with the following:

This Agreement is effective on the Effective Date specified on the signature page, and continues until terminated.

1.2     12.2 Renewal. This section is deleted in its entirety.

2.	MISCELLANEOUS

2.1 Dispute Resolution. Seagate and Contractor shall resolve any dispute relating to this Amendment in the same manner as set forth in the dispute resolutions provisions in the Agreement. The laws of the State of California, without regard to its conflicts of laws rules, govern this Amendment and any disputes relating to this Amendment.

Page 1 of 2	Amendment Ref. No. 151062 Underlying Agreement Ref. No. 80364

[*] = Text Omitted and Filed Separately with the Securities and Exchange Commission. Confidential Treatment Requested under 17 C.F.R. Sections 200.80(b)(4) and 230.406.

2.2 Entire Agreement; Incorporation. This Amendment is the entire agreement between Seagate and Contractor regarding this subject matter. The terms of this Amendment are incorporated into the Agreement.

2.3 Authorization; Notices. Each person signing this Amendment represents that he or she is authorized to sign on behalf of his or her company. All notices given related to this Amendment must be sent to addresses specified above, or any other addresses the parties designate in writing.

Page 2 of 2	Amendment Ref. No. 151062 Underlying Agreement Ref. No. 80364

[*] = Text Omitted and Filed Separately with the Securities and Exchange Commission. Confidential Treatment Requested under 17 C.F.R. Sections 200.80(b)(4) and 230.406.

2585 Augustine Drive, Suite 100 Santa Clara, CA 95054 Phone: (408) 855-9200 Fax: (408) 855-9201 www.easic.com

Ms. Tara. L. Long

Vice President of Strategy and Corporate Development

Seagate Technology LLC

10200 De Anza Blvd

Cupertino, CA 95014

Re: Letter from Counsel Asserting Rights to Indemnification

Dear Tara,

As you know, eASIC (the “Company”) received a letter from McDermott Will and Emery LLP, counsel to Seagate Technology LLC (“Seagate”), on November 10, 2014, which, among other things, asserted Seagate’s rights to indemnification and defense costs in connection with a patent suit against Seagate, which letter is attached hereto (the “Rights Assertion Letter”). Specifically, the Rights Assertion Letter asserted Seagate’s rights to indemnification and defense costs in connection with a suit, Case No. 3:13-cv-2946-H-BGS (S.D. Cal), against Seagate by plaintiff e.Digital Corporation alleging that certain Seagate SSD and SSHD products infringe claim 1 of U.S Patent No. 5,839,108 (the “Lawsuit”). Seagate contends that the Company provided the flash controller for the Seagate products alleged to have infringed the e.Digital Corporation patent, and Seagate asserts its rights to indemnification and defense costs pursuant to paragraph 10.2 of the Product Supply Agreement (No. 80364) dated June 28, 2010 and Amendment No. 1 to the Product Supply Agreement (No. 151062) dated May 23, 2010 (collectively, the “PSA”).

You and I have spoken, and understand that Seagate has determined, that it will agree to limit the amount of indemnifications and defense costs to be capped at a maximum, not to exceed $200,000. The actual amount maybe less based on actual costs incurred by Seagate. I understand that, as to the Lawsuit, Seagate is willing to waive its rights to seek indemnification and defense costs in excess of $200,000 from the Company pursuant to the PSA (the “Waiver”). I understand that this is a specific limitation, applicable only with respect to the Lawsuit, and that Seagate does not waive or limit its rights to not seek indemnification and defense costs from the Company with respect to any other patent infringement lawsuits brought against Seagate for products which incorporate the Company’s products.

I also confirm that the Company does not object to Seagate’s producing, in response to plaintiff’s discovery request, the PSA and technical documents sufficient to show the design and operation of the flash controller, as long as produced under a protective order in accordance with the description of such production as detailed in the Rights Assertion Letter.

If this letter accurately reflects our understanding and agreement on the matters set forth herein, I would ask you or another authorized person at Seagate to sign below evidencing our understanding and agreement on the matters set forth herein.

[*] = Text Omitted and Filed Separately with the Securities and Exchange Commission. Confidential Treatment Requested under 17 C.F.R. Sections 200.80(b)(4) and 230.406.

We appreciate our business partnership with Seagate and appreciate the effort you and your company have made in assisting us on this issue. Thank you for your assistance in this matter.

Sincerely

/s/ Ronnie Vasishta

Ronnie Vasishta,

Chief Executive Officer

ACCEPTED AND AGREED:

This letter accurately reflects our understanding and agreement on the matters set forth herein, including the Waiver.

Seagate Technology LLC

/s/ Tara Long
(Authorized Person & Title)

Tara Long
VP Strategy & Corporate Development

[*] = Text Omitted and Filed Separately with the Securities and Exchange Commission. Confidential Treatment Requested under 17 C.F.R. Sections 200.80(b)(4) and 230.406.

November 10, 2014

VIA FEDEX

Ronnie Vasishta

eASIC Corporation

2585 Augustine Drive

Suite 100

Santa Clara, CA 95054

Re:	e.Digital Corporation v. Seagate Technology LLC
Case No. 3:13-cv-2946-H-BGS (S.D. Cal.)
Notice of Right to Indemnification / Notice of Production of Documents

Dear Mr. Vasishta:

I represent Seagate Technology LLC in the above-referenced lawsuit. Plaintiff e.Digital Corporation has sued Seagate for infringement of U.S. Patent No. 5,839,108, asserting that certain Seagate SSD and SSHD products infringe claim 1 of this patent. I am writing you for two reasons.

First, I am writing to provide notice of Seagate’s right to indemnification and defense costs from eASIC Corporation relating to this lawsuit. eASIC provided the accused flash controller for certain accused Seagate products pursuant to the Product Supply Agreement (No. 80364), dated June 28, 2010 (the “PSA”), and Amendment No. 1 to Product Supply Agreement (No. 151062), dated May 23, 2014 (“Amendment No. 1”). For your convenience, I have enclosed copies of the e.Digital Complaint, the PSA, and Amendment No. 1.

Seagate is entitled to indemnity and defense costs from eASIC pursuant to Paragraph 10 (Indemnification and Defense) of the PSA. Specifically, Paragraph 10.2 provides that “Supplier [i.e., eASIC] will defend and indemnify each [Seagate] Indemnitee against any claim or action brought by a third party against an Indemnitee, alleging that a Product infringes a patent, copyright, trademark, trade secret, trade name, trade dress, mask work or other intellectual property right.”

Accordingly, this letter shall serve as notice of Seagate’s right to indemnification and defense costs from eASIC under the parties’ PSA. Please forthwith confirm in writing that eASIC will honor its indemnification obligation.

[*] = Text Omitted and Filed Separately with the Securities and Exchange Commission. Confidential Treatment Requested under 17 C.F.R. Sections 200.80(b)(4) and 230.406.

Ronnie Vasishta

November 10, 2014

Page 2.

Second, the plaintiff has propounded discovery requests that seek documents and information concerning certain the accused SSHD products. I have enclosed a copy of these requests. Seagate is hereby providing prior notice that it intends to produce at least the PSA and Amendment No. 1 in response to e.Digital’s document requests, as well as technical documents sufficient to show the design and operation of the accused flash controllers. I have also enclosed a copy of the protective order governing discovery in this lawsuit. Seagate will designate these documents as “CONFIDENTIAL — FOR COUNSEL ONLY” under the protective order. Please confirm at your earliest convenience that eASIC has no objection to this production.

We appreciate your cooperation and look forward to hearing from you.

Sincerely,

/s/ Eric W. Hagen
Eric W. Hagen

Enclosures

[*] = Text Omitted and Filed Separately with the Securities and Exchange Commission. Confidential Treatment Requested under 17 C.F.R. Sections 200.80(b)(4) and 230.406.